UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 15, 2004

Momenta Pharmaceuticals, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-50797	04-3561634
(State or Other Juris- diction of Incorporation	(Commission File Number)	(IRS Employer Identification No.)

675 West Kendall Street, Cambridge, MA		02142
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (617) 491-9700

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into Material Definitive Agreements

Stock Option Agreement

On November 15, 2004, Momenta Pharmaceuticals, Inc., a Delaware corporation (the “Company”), entered into a stock option agreement with John Bishop, Ph.D., pursuant to which the Company granted incentive stock options to purchase shares of the Company’s Common Stock to Dr. Bishop in connection with his appointment as the Company’s Vice President, Pharmaceutical Sciences and Manufacturing.  These options were granted pursuant to the Company’s 2004 Stock Incentive Plan under the following terms:  70,000 incentive stock options with an exercise price equal to the fair market value on the grant date, ten-year duration and vesting at the rate of 25% on the first anniversary of the grant date of the options and 6.25% at the end of each successive three-month period following the first anniversary of the grant date of the options.  The Company’s Form of Incentive Stock Option Agreement was filed as Exhibit 10.1 to the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2004.

Letter Agreement between the Company and the Vice President, Manufacturing

In connection with the retirement of Joseph E. Tyler, the Company’s Vice President, Manufacturing, on November 15, 2004, the Company entered into a Letter Agreement (the “Letter Agreement”) with Mr. Tyler.  In consideration for transition assistance, the Letter Agreement provides for one-year acceleration of the vesting of options to purchase 30,400 shares of the Company’s Common Stock previously granted to Mr. Tyler that were unvested as of November 15, 2004.  In addition, subject to the Company’s assessment of Mr. Tyler’s performance during such transition period, Mr. Tyler may be entitled to acceleration of the vesting of options to purchase up to 30,400 additional shares of the Company’s Common Stock, or the equivalent of the vesting of one year of Mr. Tyler’s remaining unvested stock options.  Further, the Letter Agreement extends the exercise period applicable to Mr. Tyler’s stock options from 30 days to 90 days.  Under law, the Letter Agreement may be revoked by Mr. Tyler at any time prior to November 23, 2004.

Item 9.01.  Financial Statements and Exhibits

(c)                                  Form of Incentive Stock Option Agreement for the 2004 Stock Incentive Plan (Filed as Exhibit 10.1 to the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2004, Commission File No. 0-50797, is incorporated herein by reference).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Momenta Pharmaceuticals, Inc.

Date: November 17, 2004	By:	/s/ Richard P. Shea
Richard P. Shea Chief Financial Officer (Principal Financial Officer)